Exhibit 10.1

CRAFT CAPITAL MANAGEMENT LLC

PLACEMENT AGENCY AGREEMENT

February 25, 2025

Intelligent Living Application Group Inc.

Unite 2, 5/F, Block A, Profit Industrial Building

1-15 Kwai Fung Crescent, Kwai Chung

New Territories, Hong Kong

Attn: Bong Lau, CEO

Dear Mr. Lau:

This agreement (the “Agreement”) constitutes the agreement between Craft Capital Management LLC (the “Placement Agent” or “Craft”) and Intelligent Living Application Group Inc., a Cayman Islands exempted company (the “Company”), pursuant to which the Placement Agent shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of registered Ordinary Shares (the “Shares”) of the Company, par value $0.0001 per share (the “Ordinary Shares” or “Securities.). The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that the Placement Agent would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement, including but not limited to the Purchase Agreement (as defined below) shall be collectively referred to as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. With the prior written consent of the Company, the Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement.

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

A. Representations of the Company. The Company hereby represents and warrants to the Placement Agent that:

1. Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the Company’s SEC Reports (as defined below) (each a “Subsidiary” and together the “Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (each, a “Lien”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2. Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and each Subs, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened (each, a “Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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3. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, the board of directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4. No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s amended and restated memorandum and articles of association, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

5. Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Form 6-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act;, (ii) the filing with the Commission of the Prospectus Supplement, (iii) the notice and/or application(s) to and approvals by the Nasdaq Capital Market for the issuance and sale of the Securities and the listing of the Shares for trading thereon in the time and manner required thereby, and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

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6. Issuance of the Securities; Registration.

(1) The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of Ordinary Shares issuable pursuant to this Agreement. The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3, as amended (Registration No. 333-274495), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities which registration statement, as so amended (including post-effective amendments, if any) became effective on December 4, 2023. At the time of such filing, the Company met the requirements of Form F-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(2) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in the light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.

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7. SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Base Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its os as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

8. Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined under Rule 405 under the Securities Act), except pursuant to existing Company equity incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

9. Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that could have or reasonably be expected to result in a Material Adverse Effect. There is no Action that (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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10. Free Writing Prospectus. The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.

11. FINRA. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any ten percent (10.0%) or greater shareholder of the Company, except as set forth in the Registration Statement and the other documents the Company has filed or furnished with the Commission.

12. Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any Subsidiary is a party to a collective bargaining agreement, and the Company and each Subsidiary believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

13. Compliance. Neither the Company nor any subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

14. Regulatory Permits. The Company and the subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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15. Title to Assets. The Company and the subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the subsidiaries and (ii) Liens for the payment of federal, state, foreign or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the subsidiaries are in compliance, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

16. Intellectual Property. The Company and the subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as currently conducted or as currently proposed to be conducted as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of facts that would preclude it from having valid license rights or clear title to the Intellectual Property Rights. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

17. Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage reasonably acceptable for companies of the size of the Company in Hong Kong and China. Neither the Company nor any Subsidiary has been notified that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

18. Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any equity incentive plan of the Company.

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19. Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof and as of the Closing Date, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers that the internal control over financial reporting of the Company was not effective.. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

20. Certain Fees. Except for fees payable by the Company to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

21. Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

22. Registration Rights. Except as set forth in the SEC Reports, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

23. Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Other than as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from the Nasdaq Capital Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Capital Market. Except as disclosed in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

24. No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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25. Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the date thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

26. Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

27. Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

28. Accountants. The Company’s independent registered public accounting firm is Wei, Wei & Co., LLP. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2023.

29. Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

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30. Cybersecurity. (i)(x) To the Company’s knowledge, there has been no material security breach or other material compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

31. Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

32. U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

33. Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five (25%) percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

34. Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

B. Covenants of the Company. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent materially complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities pursuant to the Placement other than the Base Prospectus, the Time of Sale Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

SECTION 2. REPRESENTATIONS OF THE PLACEMENT AGENT. The Placement Agent represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the states applicable to the offers and sales of the Securities by such Placement Agent, (iv) is and will be a body corporate validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. The Placement Agent will immediately notify the Company in writing of any change in its status as such. The Placement Agent covenants that it will use its reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

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SECTION 3. COMPENSATION. In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent or their respective designees their pro rata portion (based on the Securities placed) of the following compensation with respect to the Securities which they are placing:

A. Cash Fee. A cash fee (the “Cash Fee”) equal to an aggregate of eight percent (8.0%) of the aggregate gross proceeds raised in the Placement. The Cash Fee shall be paid at the closing of the Placement (the “Closing”).

B. Warrants. As additional compensation hereunder, at the Closing, the Company will issue to the Placement Agent or its designees warrants to purchase such number of Ordinary Shares equal to 4% of the aggregate number of Shares as are issued and sold in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants will have an exercise price equal to 135% of the offering price per share in the Placement. The Placement Agent Warrants shall contain customary terms, including, without limitation, a three-year exercise period, provisions for corporate anti-dilution protections (such as stock splits, combinations and the like) and cashless exercise (in the event of no effective registration statement). The Placement Agent Warrants and the Cash Fee are sometimes collectively referred to herein as the “Agent’s Compensation.”

C. Expense Allowance. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees, in the event that the Company consummates the Placement, to pay, or reimburse if paid by the Placement Agent, all reasonable and documented out-of-pocket costs and expenses incident to the Placement and the performance of the obligations of the Placement Agent under this Agreement (including, without limitation, the fees and expenses of the Placement Agent’s outside attorneys), provided that, such costs and expenses shall not exceed $50,000 .. The Company will pay or reimburse Placement Agent directly upon the Closing of the Placement from the gross proceeds raised in the Placement for all amounts owed under the preceding sentence.

D. The Placement Agent reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that such Placement Agent’s aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Exhibit B, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM. The Placement Agent’s engagement hereunder shall be until the earlier of (i) final closing date of the Placement and (ii) the date when either party to this Agreement terminates the engagement according to the terms as set forth in the next sentence (such date, the “Termination Date”). The Agreement may be terminated at any time by either party upon 10 days written notice to the other party. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Company’s obligations to pay fees and reimburse expenses contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement for twelve (12) months, irrespective of whether a closing occurs. All such fees and reimbursements due shall be paid to the Placement Agent on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the closing of the Placement or any applicable portion thereof (in the event such fees and reimbursements are due as of the Termination Date). The Placement Agent agrees not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent.

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SECTION 7. STANDSTILL. LOCK-UP AGREEMENT.

(a)	Standstill. From the date hereof until 90 days after the Closing Date (the “Standstill Period”), neither the Company nor any Subsidiary shall (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (except in the ordinary course to employees, directors and other service providers); (ii) file or caused to be filed any registration statement with the SEC relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (except a S-8 registration statement); (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

(b)	Lock-up Agreement. The Company’s officers and directors shall enter into a customary “lock-up” agreement, in a form enclosed hereto as Exhibit A, in favor of the Placement Agent pursuant to which such persons and entities shall agree, for a period of ninety (90) days after the final closing of the Placement, that they shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, subject to customary exceptions.

SECTION 8. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that the Placement Agent is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of such Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 9. CLOSING. The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agent to the Company:

A. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus, the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in connection with the Placement shall have been timely filed with the Commission.

B. The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus, the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

C. All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Shares, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

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D. The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinions, including a negative assurance letter, addressed to the Placement Agent and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

E. On the Closing Date, the Placement Agent shall have received a certificate from the Chief Financial Officer of the Company as of such date, addressed to each of the Placement Agent and in form and substance satisfactory in all respects to the Placement Agent and Placement Agent’s counsel.

F. On the Closing Date, Placement Agent shall have received a certificate of the Chief Executive Officer or other authorized officer of the Company, dated, as applicable, as of the date of such Closing, to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein were and are accurate in all material respects, except for such changes as are contemplated by this Agreement and except as to representations and warranties that were expressly limited to a state of facts existing at a time prior to the applicable Closing Date, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed in all material respects.

G. On the Closing Date, Placement Agent shall have received a certificate of the Secretary of the Company, dated as of the date of such Closing, certifying to the organizational documents, good standing in the jurisdiction of incorporation of the Company and board resolutions relating to the Placement of the Securities from the Company.

H. Neither the Company nor any of its subsidiaries (i) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Base Prospectus and the Prospectus Supplement, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Registration Statement, the Base Prospectus and the Prospectus Supplement, (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the Registration Statement, the Base Prospectus and the Prospectus Supplement, and (iii) since such date there shall not have been any new or renewed inquiries by the Commission, FINRA or any other regulatory body regarding the Company, the effect of which, in any such case described in clause (i), (ii) or (iii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, Time of Sale Prospectus and Prospectus Supplement.

I. The Ordinary Shares are registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the Nasdaq Capital Market (the “Trading Market”) or other applicable U.S. national exchange, or an application for such listing shall have been submitted to the Trading Market, and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Ordinary Shares under the Exchange Act or delisting or suspending from trading the Ordinary Shares from the Trading Market or other applicable U.S. national exchange, nor, except as disclosed in the Base Prospectus, Time of Sale Prospectus and Prospectus Supplement, has the Company received any information suggesting that the Commission or the Trading Market or other U.S. applicable national exchange is contemplating terminating such registration or listing.

J. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

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K. The Company shall have prepared and filed with the Commission a Form 6-K with respect to the Placement, including as an exhibit thereto this Agreement.

L. [Reserved].

M. FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Placement and pay all filing fees required in connection therewith.

N. Prior to the Closing Date, Placement Agent shall have received signed Lock-Up Agreements, addressed to the Placement Agent by the Company’s officers and directors.

O. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent’s counsel pursuant to this Section 9 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent’s counsel, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 10. RIGHT OF FIRST REFUSAL. If, from the date hereof until the 12-month anniversary following the date of this Agreement, the Company or any of its subsidiaries (a) decides to finance or refinance any indebtedness using a manager or agent, the Placement Agent (or any affiliate designated by Placement Agent) shall have the right to act as sole book-runner, sole manager, sole placement agent or sole agent with respect to such financing or refinancing if the financing/refinancing terms provided by Craft are the same or more favorable to the Company comparing to terms offered to the Company by other underwriters/placement agents; or (c) decides to raise funds by means of a public offering (including through an at-the-market facility) or a private placement or any other capital-raising financing of equity, equity-linked or debt securities using an underwriter or placement agent, Placement Agent (or any affiliate designated by Placement Agent) shall have the right to act as sole book-running manager, sole underwriter or sole placement agent for such financing if the financing/refinancing terms provided by Craft are the same or more favorable to the Company comparing to terms offered to the Company by other underwriters/placement agents. If Placement Agent or one of its affiliates decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for customary fees for transactions of similar size and nature and the provisions of this Agreement, including indemnification, which are appropriate to such a transaction. For the avoidance of doubt, following the termination or expiration of this Agreement, the Company shall have the right without breaching this Section 10 to raise capital in any offering of its securities so long as it does not utilize a broker-dealer or other intermediary as placement agent, underwriter or financial advisor.

SECTION 11. The Company shall also pay to the Placement Agent the Agent’s Compensation set forth in Section 4(A) and Section 4 (B) of this Agreement, calculated in the manner set forth therein, with respect to any public or private offering or other financing or capital-raising transaction of any kind (each, a “Tail Financing”) to the extent that such financing is both (i) provided to the Company by investors that were, from February 13, 2025 until May 13, 2025, actually introduced by Craft to Company that the Company does not know before such introduction, and (ii) such Tail Financing is consummated at any time within the 12-month period following the expiration or termination of this Agreement.

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SECTION 12. GOVERNING LAW; AGENT FOR SERVICE OF PROCESS, ETC. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to the conflicts of laws principles thereof. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the federal court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents, to the extent permitted by applicable law, to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. In addition to and without limiting the foregoing, the Company has confirms that it has appointed Cogency Global Inc., as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon the this Agreement or the Transaction Documents or the transactions contemplated herein which may be instituted in any New York federal or state court, by the Placement Agent, the directors, officers, partners, members, managers, employees and agents of the Placement Agent, and expressly accept the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. The Company hereby authorizes and directs the Authorized Agent to accept such service. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. If the Authorized Agent shall cease to act as agent for service of process, the Company shall appoint, without unreasonable delay, another such agent in the United States, and notify you of such appointment. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by the Placement Agent, the directors, officers, partners, members, managers, employees and agents of the Placement Agent, in any court of competent jurisdiction in the State of New York. This paragraph shall survive any termination of this Agreement, in whole or in part.

SECTION 13. ENTIRE AGREEMENT/MISCELLANEOUS. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery of the Securities. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

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SECTION 14. CONFIDENTIALITY. The Placement Agent (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process (“Legal Requirement”), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with the Placement. The Placement Agent further agrees, severally and not jointly, to disclose the Confidential Information only to its Representatives (as such term is defined below) who need to know the Confidential Information for the purpose of the Placement, and who are informed by the Placement Agent of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to a Placement Agent or its Representatives in connection with such Placement Agent’s evaluation of the Placement. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by a Placement Agent or its Representatives in violation of this Agreement, (ii) is or becomes available to a Placement Agent or any of its Representatives on a non-confidential basis from a third-party who, to the Placement Agent’s and its Representatives’ knowledge, as applicable, is not bound by obligations of confidentiality to the Company with respect to such information, (iii) is known to a Placement Agent or any of its Representatives prior to disclosure by the Company or any of its Representatives from a source not bound by obligations of confidentiality to the Company with respect to such information, or (iv) is or has been independently developed by a Placement Agent and/or the Representatives without use of any Confidential Information furnished to it by the Company. The term “Representatives” shall mean the Placement Agent’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two years from the date hereof. Notwithstanding any of the foregoing, in the event that the Placement Agent or any of their respective Representatives are required by Legal Requirement to disclose any of the Confidential Information, such Placement Agent and their respective Representatives will notify the Company in writing, as promptly as practicable, prior to disclosure of such information, and furnish only that portion of the Confidential Information which such Placement Agent or their respective Representative, as applicable, is required to disclose by Legal Requirement as advised by counsel, and will use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

SECTION 15. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 16. PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agent shall, from and after any public announcement of the Closing, have the right to reference the Placement and the Placement Agent’s role in connection therewith in the Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense.

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Craft the enclosed copy of this Agreement.

Very truly yours,

Craft Capital Management LLC

By:
Name:
Title:

Address for notice:

377 Oak Street, Lower Concourse
Garden City, NY 11530
Attention: Stephen Kiront, Chief Operating Officer
Email:

Accepted and Agreed to as of the date first written above:

Intelligent Living Application Group Inc.

By:
Name:	Bong Lau
Title:	CEO

Address for notice:

Unite 2, 5/F, Block A, Profit Industrial Building

1-15 Kwai Fung Crescent, Kwai Chung

New Territories, Hong Kong

Attn: Bong Lau, CEO

Email: Bonglau@i-l-a-g.com

EXHIBIT A

LOCK-UP AGREEMENT

February [*], 2025

Craft Capital Management LLC

377 Oak Street, Lower Concourse

Garden City, NY 11530

Ladies and Gentlemen:

The undersigned, a holder of securities of Intelligent Living Application Group, a Cayman Islands exempted company (the “Company”), understands that you are the placement agent (the “Placement Agent”) named in the placement agency agreement (the “Placement Agency Agreement”) entered into between the Placement Agent and the Company, providing for the placement (the “Placement”) of securities of the Company (the “Securities”) pursuant to a registration statement and related prospectuses and supplements thereto filed or to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the Placement Agent’s agreement to proceed with the Placement of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for the benefit of the Company and the Placement Agent that, without the prior written consent of the Placement Agent, the undersigned will not, during the period specified in the following paragraph (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, convert, exercise, exchange, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of or transfer (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so. As used herein, the term “Relevant Security” means any ordinary shares, par value $0.0001 per share, of the Company (“Share”), warrant to purchase Shares or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned on the date set forth on the front cover of the final prospectus supplement used in connection with the Placement of the Securities (the “Effective Date”) or acquired by the undersigned during the Lock-Up Period, including, for the avoidance of doubt, any Relevant Security acquired by the Undersigned in the Placement.

The Lock-Up Period will commence on the date of this Lock-up Agreement and continue and include the date that is ninety (90) days after the closing of the Placement.

In addition, the undersigned further agrees that, without the prior written consent of the Placement Agent, during the Lock-Up Period the undersigned will not: (i) file or participate in the filing with the SEC of any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of a Relevant Security except as required by the terms of the Placement Agency Agreement and the Securities subject to the Placement, or (ii) exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record owner and the transfer of which would be a violation of this Lock-Up Agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record owner, agrees that during the Lock-Up Period it will cause the record owner to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be a violation of this Lock-Up Agreement.

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Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts,

(ii)	to any trust for the direct or indirect benefit of the undersigned or a member of members of the immediate family of the undersigned,

(iii)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, (2) to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement,

(iv)	if the undersigned is a trust, to the beneficiary of such trust,

(v)	by testate or intestate succession,

(vi)	to a charity or educational institution,

(vii)	upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with the receipt by the undersigned from the Company of Shares upon the vesting of restricted stock awards or stock units or upon the exercise of options to purchase the Company’s Shares issued under an equity incentive plan of the Company or an employment arrangement or the transfer of Shares or any securities convertible into Shares to the Company, but only to the extent such right expires during the Lock-up Period, and

(viii)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement.

provided, that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Placement Agent and the Company to be bound by the terms of this Lock-Up Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made. Moreover, the undersigned shall be permitted to establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Relevant Securities, provided that (i) such plan does not provide for the transfer of Relevant Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such public announcement or filing shall include a statement to the effect that no transfer of Relevant Securities may be made under such plan during the Lock-Up Period.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date of this Lock-Up Agreement.

The undersigned understands that, if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned, whether or not participating in the Placement, understands that the Placement Agent is proceeding with the Placement in reliance upon this Lock-Up Agreement.

[The remainder of this page has been intentionally left blank.]

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This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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EXHIBIT B

INDEMNIFICATION PROVISIONS

In connection with the engagement of Craft Capital Management LLC (the “Placement Agent”) by Intelligent Living Application Group Inc. (the “Company”) pursuant to a placement agency agreement dated as of the date hereof, between the Company and the Placement Agent, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1. To the extent permitted by law, the Company will indemnify the Placement Agent and its affiliates, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except, with regard to the Placement Agent, to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from any indemnitee’s bad faith, willful misconduct, fraud or gross negligence.

2. Promptly after receipt by the Placement Agent of notice of any claim or the commencement of any action or proceeding with respect to which the Placement Agent is entitled to indemnity hereunder, the Placement Agent will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the Placement Agent and will pay the reasonable fees and expenses of such counsel. Notwithstanding the preceding sentence, the Placement Agent will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for the Placement Agent reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and the Placement Agent. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Placement Agent, which will not be unreasonably withheld. The Placement Agent and all other indemnitees shall not settle any claim, action or proceeding without the prior written consent of the Company.

3. The Company agrees to notify the Placement Agent promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

4. If for any reason the foregoing indemnity is unavailable to the Placement Agent or insufficient to hold the Placement Agent harmless, then the Company shall contribute to the amount paid or payable by the Placement Agent, as the case may be, as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand, and the Placement Agent on the other, but also the relative fault of the Company on the one hand and the Placement Agent on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, the Placement Agent’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by the Placement Agent under the Agreement (excluding any amounts received as reimbursement of expenses incurred by the Placement Agent).

5. These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

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